UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Semiannual Report to Shareholders

DWS Small Cap Core Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.48%, 2.38% and 2.23% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-15.18%	-20.10%	-.69%	11.14%	2.48%
Class B	-15.45%	-20.65%	-1.45%	10.26%	1.65%
Class C	-15.45%	-20.66%	-1.40%	10.32%	1.69%
Russell 2000® Index+	-14.02%	-13.00%	5.06%	14.90%	4.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/08	$ 15.84	$ 14.56	$ 14.62
9/30/07	$ 21.77	$ 20.32	$ 20.39
Distribution Information: Six Months as of 3/31/08: Capital Gain Distributions	$ 2.91	$ 2.91	$ 2.91
Class A Lipper Rankings — Small-Cap Core Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	703	of	795	89
3-Year	580	of	626	93
5-Year	434	of	485	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,531	$9,232	$15,982	$12,038
	Average annual total return	-24.69%	-2.63%	9.83%	1.87%
Class B	Growth of $10,000	$7,734	$9,446	$16,208	$11,778
	Average annual total return	-22.66%	-1.88%	10.14%	1.65%
Class C	Growth of $10,000	$7,934	$9,585	$16,344	$11,821
	Average annual total return	-20.66%	-1.40%	10.32%	1.69%
Russell 2000 Index+	Growth of $10,000	$8,700	$11,595	$20,025	$16,229
	Average annual total return	-13.00%	5.06%	14.90%	4.96%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/08
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-14.95%	-19.74%	-.30%	11.51%	2.79%
Russell 2000 Index+	-14.02%	-13.00%	5.06%	14.90%	4.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 16.29
9/30/07	$ 22.31
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .06
Capital Gain Distributions	$ 2.91
Class S Lipper Rankings — Small-Cap Core Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	692	of	795	87
3-Year	573	of	626	92
5-Year	419	of	485	87

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class S [] Russell 2000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,026	$9,912	$17,240	$13,167
	Average annual total return	-19.74%	-.30%	11.51%	2.79%
Russell 2000 Index+	Growth of $10,000	$8,700	$11,595	$20,025	$16,229
	Average annual total return	-13.00%	5.06%	14.90%	4.96%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 848.20	$ 845.50	$ 845.50	$ 850.50
Expenses Paid per $1,000*	$ 7.44	$ 10.38	$ 10.52	$ 5.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,016.95	$ 1,013.75	$ 1,013.60	$ 1,018.95
Expenses Paid per $1,000*	$ 8.12	$ 11.33	$ 11.48	6.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.61%	2.25%	2.28%	1.21%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Jin Chen and Julie Abbett discuss DWS Small Cap Core Fund's performance, management strategy and the market environment during the six-month period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the economic and market environment over the last six months?

A: The six-month period from September 30, 2007 through March 31, 2008 was a time of considerable economic uncertainty and significant turmoil in capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by tightening of financial conditions and an increasingly volatile equity market.

In this challenging economic environment, most US equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -12.54% for the period.1 Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. The Russell 1000® Index posted a return of -12.41% for the six months ended March 2008, while the Russell 2000® Index returned -14.02%.2 Within the small-cap category, in which this fund invests, value stocks performed somewhat better than growth stocks: the Russell 2000® Value Index had a return of -13.33%, while the Russell 2000® Growth Index returned -14.66%.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: DWS Small Cap Core Fund (Class A shares) produced a total return of -15.18% for the six months ended March 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmark, the Russell 2000 Index, which returned -14.02% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of -14.98%.4

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly in an index.
4 Lipper Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P® SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How is this fund managed?

A: We use a quantitative investment process focused on stock selection. We analyze a broad universe of stocks in an effort to find those that we believe are most likely to outperform their industry peers over time. Sector allocations are normally kept very close to the Russell 2000 Index. The universe for DWS Small Cap Core Fund includes the stocks in the Russell 2000 Index.

We begin by sorting these stocks into 24 clearly-defined industry groups. Next, we compare the stocks side-by-side within their industry groups based on 12 factors that have a low correlation to one another. These include current and historical data such as valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which help us pinpoint stock movement outside of fundamentals. By synthesizing all this information we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. Diversifying holdings among a large number of stocks reduces, but does not remove, the risk associated with each individual stock.

Our approach combines technology and professional skill to create what we believe is the best way to manage risk by using an objective, consistent and repeatable system to choose stocks that are attractively valued.

Q: What decisions made positive contributions to performance?

A: The three sectors that contributed most to return were technology hardware & equipment, energy and diversified financials. Major contributors in the technology hardware & equipment sector were Tessera Technologies, Inc., a developer of miniaturization and micro-optics technologies, and Amkor Technology, Inc., a semiconductor assembly subcontractor that reported very strong earnings.

In the energy sector, positions in a number of oil and natural gas exploration and production companies contributed to performance. These include Clayton Williams Energy Inc., PetroQuest Energy, Inc. and Comstock Resources, Inc. In diversified financials, the fund's performance benefited from positions in Waddell & Reed Financial, Inc., an investment management firm that reported strong earnings results, and Huron Consulting Group, Inc.*, a provider of financial and operational consulting services.

* As of March 31, 2008, the position was sold.

Q: What were the main detractors from the fund's performance?

A: Sectors that detracted from returns included capital goods, commercial services & supplies, and banks. In the capital goods sector, holdings that detracted from performance included Dycom Industries, Inc., a provider of specialty contracting services, and Michael Baker Corp., an engineering and energy services firm that has had to restate its financial statements. In the commercial services & supplies sector, detractors included check printer Deluxe Corporation, which reported disappointing earnings, and DeVry, Inc., a for-profit education firm whose stock dropped despite strong earnings results.

In the banks sector, which has been affected by problems in the mortgage market and throughout the financial industry, holdings that detracted from performance include Boston Private Financial Holdings, Inc. and Ocwen Financial Corp. Stock of Boston Private dropped on news that it had raised its provision for loan losses. Ocwen, which services subprime mortgages and provides collection services on delinquent loans, reported a loss for the fourth quarter of 2007.

Q: What other comments do you have for shareholders?

A: Despite a challenging economic and market environment, we believe there are many opportunities to deliver attractive long-term returns by investing in small-cap companies with strong balance sheets and solid fundamentals. We will continue to utilize a balanced approach to seeking attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, can be an excellent equity vehicle for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/08	9/30/07

Financials	18%	18%
Consumer Discretionary	16%	14%
Information Technology	15%	14%
Health Care	15%	15%
Industrials	14%	18%
Energy	8%	7%
Materials	7%	5%
Consumer Staples	3%	4%
Utilities	2%	2%
Telecommunication Services	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2008 (8.1% of Net Assets)
1. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	0.9%
2. Flowers Foods, Inc. Producer and marketer of bakery and dessert products	0.9%
3. WGL Holdings, Inc. Sells and delivers natural gas and other energy-related products and services	0.9%
4. Perrigo Co. Manufacturer of over-the-counter pharmaceuticals	0.8%
5. MICROS Systems, Inc. Designer and marketer of information solutions	0.8%
6. Waddell & Reed Financial, Inc. Serves as the investment advisor and underwriter for a family of mutual funds	0.8%
7. SVB Financial Group Provider of commercial banking services to emerging growth and middle-market growth companies	0.8%
8. Comstock Resources, Inc. Producer and explorer for oil and natural gas reserves	0.8%
9. Owens & Minor, Inc. Distributes medical/surgical supplies throughout the United States	0.7%
10. Rock-Tenn Co. Manufacturer of packaging products	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 15.4%
Auto Components 1.8%
Aftermarket Technology Corp.*	14,900	289,656
American Axle & Manufacturing Holdings, Inc.	12,800	262,400
Amerigon, Inc.*	12,900	190,920
Cooper Tire & Rubber Co.	35,100	525,447
Lear Corp.*	22,200	575,202
		1,843,625
Diversified Consumer Services 0.9%
DeVry, Inc.	16,000	669,440
Sotheby's	8,200	237,062
		906,502
Hotels Restaurants & Leisure 3.0%
AFC Enterprises, Inc.*	7,300	65,627
Bob Evans Farms, Inc.	22,400	618,016
CEC Entertainment, Inc.*	2,900	83,752
Chipotle Mexican Grill, Inc. "B"*	3,000	291,270
CKE Restaurants, Inc.	56,200	630,564
P.F. Chang's China Bistro, Inc.* (a)	20,800	591,552
Premier Exhibitions, Inc.* (a)	11,400	68,856
Town Sports International Holdings, Inc.* (a)	30,300	194,223
WMS Industries, Inc.*	17,200	618,684
		3,162,544
Household Durables 2.3%
American Greetings Corp. "A"	23,600	437,780
Blyth, Inc.	14,900	293,828
CSS Industries, Inc.	15,700	548,872
Hooker Furniture Corp.	20,300	453,502
La-Z-Boy, Inc.	4,000	33,360
Libbey, Inc.	16,800	282,912
Tupperware Brands Corp.	9,200	355,856
		2,406,110
Internet & Catalog Retail 1.1%
FTD Group, Inc.	32,700	438,834
GSI Commerce, Inc.*	9,900	130,185
Priceline.com, Inc.* (a)	2,300	277,978
Systemax, Inc. (a)	30,100	363,006
		1,210,003
Leisure Equipment & Products 0.5%
Callaway Golf Co.	23,700	347,916
JAKKS Pacific, Inc.*	5,000	137,850
Sturm, Ruger & Co., Inc.*	1,900	15,656
		501,422
Media 1.2%
DG Fastchannel, Inc.*	20,700	397,026
Global Sources Ltd.* (a)	15,210	225,868
Scholastic Corp.*	21,200	641,724
		1,264,618
Specialty Retail 2.5%
Christopher & Banks Corp.	42,300	422,577
Hot Topic, Inc.*	44,000	189,640
Jo-Ann Stores, Inc.*	24,000	353,520
New York & Co., Inc.* (a)	45,900	263,466
Rent-A-Center, Inc.* (a)	34,000	623,900
Shoe Carnival, Inc.*	13,400	181,302
The Buckle, Inc.	12,100	541,233
West Marine, Inc.* (a)	12,900	89,913
		2,665,551
Textiles, Apparel & Luxury Goods 2.1%
Fossil, Inc.*	18,200	555,828
G-III Apparel Group Ltd.*	14,000	187,880
Movado Group, Inc.	14,300	278,707
Oxford Industries, Inc.	8,200	184,746
Perry Ellis International, Inc.*	23,600	515,188
The Warnaco Group, Inc.*	12,800	504,832
		2,227,181
Consumer Staples 2.7%
Food & Staples Retailing 0.4%
Ingles Markets, Inc. "A"	9,500	233,605
Ruddick Corp.	4,600	169,556
		403,161
Food Products 2.3%
Cal-Maine Foods, Inc. (a)	13,800	460,644
Darling International, Inc.*	3,400	44,030
Flowers Foods, Inc.	36,600	905,850
Fresh Del Monte Produce, Inc.*	20,100	731,640
Imperial Sugar Co. (a)	16,400	308,648
		2,450,812
Energy 7.4%
Energy Equipment & Services 2.7%
Atwood Oceanics, Inc.*	7,000	642,040
Bristow Group, Inc.*	12,300	660,141
Dawson Geophysical Co.*	4,600	310,500
Grey Wolf, Inc.*	74,900	507,822
Gulf Island Fabrication, Inc.	7,700	221,144
Oil States International, Inc.*	300	13,443
Union Drilling, Inc.*	24,500	428,505
		2,783,595
Oil, Gas & Consumable Fuels 4.7%
Alpha Natural Resources, Inc.*	12,900	560,376
Bois d'Arc Energy, Inc.*	28,500	612,465
Brigham Exploration Co.* (a)	28,800	174,816
Clayton Williams Energy, Inc.*	12,400	650,876
Comstock Resources, Inc.*	20,200	814,060
Knightsbridge Tankers Ltd.	5,800	154,744
Mariner Energy, Inc.* (a)	27,300	737,373
PetroQuest Energy, Inc.*	35,900	622,506
Swift Energy Co.*	13,800	620,862
		4,948,078
Financials 17.8%
Capital Markets 1.4%
GFI Group, Inc.	1,000	57,300
Prospect Capital Corp. (a)	36,458	554,891
Waddell & Reed Financial, Inc. "A"	26,000	835,380
		1,447,571
Commercial Banks 4.5%
Boston Private Financial Holdings, Inc. (a)	13,800	146,142
Center Financial Corp.	4,900	44,394
Citizens Republic Bancorp., Inc.	3,800	47,234
City Holding Co.	6,000	239,400
Community Bank System, Inc.	2,700	66,312
First Financial Bankshares, Inc.	1,700	69,666
FirstMerit Corp.	21,800	450,388
National Penn Bancshares, Inc.	17,938	326,292
NBT Bancorp., Inc.	2,900	64,380
Old National Bancorp.	20,600	370,800
Oriental Financial Group, Inc.	27,800	547,938
Sterling Bancshares, Inc.	41,800	415,492
Susquehanna Bancshares, Inc.	28,800	586,656
SVB Financial Group*	19,000	829,160
Taylor Capital Group, Inc.	9,900	162,558
Tompkins Financial Corp.	3,200	157,440
WesBanco, Inc.	9,300	229,803
		4,754,055
Consumer Finance 0.9%
Dollar Financial Corp.*	22,100	508,300
EZCORP, Inc. "A"*	34,400	423,464
		931,764
Diversified Financial Services 0.3%
Interactive Brokers Group, Inc. "A"*	14,600	374,782
Insurance 2.9%
AmTrust Financial Services, Inc.	31,300	507,373
Aspen Insurance Holdings Ltd.	21,700	572,446
Hallmark Financial Services, Inc.*	12,000	133,920
IPC Holdings Ltd.	5,700	159,600
Max Capital Group Ltd.	3,100	81,189
National Interstate Corp.	3,100	72,385
Navigators Group, Inc.*	8,100	440,640
Platinum Underwriters Holdings Ltd.	12,600	408,996
Seabright Insurance Holdings*	26,900	396,237
Selective Insurance Group, Inc.	10,900	260,292
		3,033,078
Real Estate Investment Trusts 6.5%
Alexandria Real Estate Equities, Inc. (REIT)	4,500	417,240
BioMed Realty Trust, Inc. (REIT)	13,800	329,682
Corporate Office Properties Trust (REIT)	8,000	268,880
Cousins Properties, Inc. (REIT) (a)	12,000	296,520
Digital Realty Trust, Inc. (REIT)	10,700	379,850
EastGroup Properties, Inc. (REIT)	5,900	274,114
Equity Lifestyle Properties, Inc. (REIT)	6,000	296,220
Equity One, Inc. (REIT) (a)	15,000	359,550
First Industrial Realty Trust, Inc. (REIT) (a)	10,300	318,167
Glimcher Realty Trust (REIT)	12,800	153,088
Healthcare Realty Trust, Inc. (REIT) (a)	10,500	274,575
Home Properties, Inc. (REIT)	7,900	379,121
LaSalle Hotel Properties (REIT)	10,800	310,284
Maguire Properties, Inc. (REIT)	4,300	61,533
National Retail Properties, Inc. (REIT)	13,800	304,290
Nationwide Health Properties, Inc. (REIT)	10,900	367,875
Newcastle Investment Corp. (REIT) (a)	17,000	140,420
Pennsylvania Real Estate Investment Trust (REIT)	9,100	221,949
Potlatch Corp. (REIT)	1,500	61,905
Realty Income Corp. (REIT) (a)	11,700	299,754
Redwood Trust, Inc. (REIT) (a)	4,300	156,305
Sovran Self Storage, Inc. (REIT)	7,600	324,596
Sunstone Hotel Investors, Inc. (REIT)	8,200	131,282
Tanger Factory Outlet Centers, Inc. (REIT) (a)	8,200	315,454
Washington Real Estate Investment Trust (REIT) (a)	10,300	344,226
		6,786,880
Thrifts & Mortgage Finance 1.3%
Anchor BanCorp Wisconsin, Inc.	7,800	147,966
Corus Bankshares, Inc. (a)	26,200	254,926
Dime Community Bancshares	11,600	202,768
Flagstar Bancorp., Inc.	23,600	170,392
Northwest Bancorp, Inc.	10,500	286,965
Ocwen Financial Corp.* (a)	38,300	170,052
WSFS Financial Corp.	2,700	133,056
		1,366,125
Health Care 14.3%
Biotechnology 2.6%
Alkermes, Inc.*	43,100	512,028
Alnylam Pharmaceuticals, Inc.*	15,300	373,320
Applera Corp. — Celera Group*	8,600	126,420
Cubist Pharmaceuticals, Inc.*	30,900	569,178
Isis Pharmaceuticals, Inc.*	9,300	131,223
Onyx Pharmaceuticals, Inc.*	13,800	400,614
OSI Pharmaceuticals, Inc.*	17,500	654,325
		2,767,108
Health Care Equipment & Supplies 1.6%
Align Technology, Inc.*	25,800	286,638
Cutera, Inc.*	2,900	39,063
Hologic, Inc.*	2,800	155,680
Meridian Bioscience, Inc.	14,300	478,049
Merit Medical Systems, Inc.*	7,900	125,057
SurModics, Inc.* (a)	13,500	565,380
		1,649,867
Health Care Providers & Services 4.7%
Air Methods Corp.*	2,200	106,414
Alliance Imaging, Inc.*	20,700	178,020
Amedisys, Inc.*	14,000	550,760
Animal Health International, Inc.*	4,200	45,948
Apria Healthcare Group, Inc.*	33,700	665,575
Centene Corp.*	27,200	379,168
Chemed Corp.	5,100	215,220
CorVel Corp.*	11,100	339,549
Healthspring, Inc.*	32,200	453,376
Kindred Healthcare, Inc.*	25,100	548,937
Magellan Health Services, Inc.*	10,700	424,683
MedCath Corp.*	2,000	36,400
Owens & Minor, Inc.	20,000	786,800
RehabCare Group, Inc.*	12,200	183,000
		4,913,850
Health Care Technology 0.8%
Eclipsys Corp.*	26,100	511,821
Phase Forward, Inc.*	5,400	92,232
TriZetto Group, Inc.*	15,900	265,371
		869,424
Life Sciences Tools & Services 2.2%
Albany Molecular Research, Inc.*	2,800	33,992
Cambrex Corp.	51,000	353,430
Dionex Corp.*	9,500	731,405
eResearchTechnology, Inc.*	12,000	149,040
Nektar Therapeutics* (a)	10,600	73,564
PAREXEL International Corp.*	24,100	629,010
Pharmanet Development Group, Inc.*	13,100	330,513
		2,300,954
Pharmaceuticals 2.4%
Caraco Pharmaceutical Laboratories Ltd.*	15,100	271,045
Medicis Pharmaceutical Corp. "A" (a)	31,400	618,266
Obagi Medical Products, Inc.*	2,300	19,964
Perrigo Co.	23,300	879,109
Salix Pharmaceuticals Ltd.*	73,700	462,836
ViroPharma, Inc.*	36,900	329,886
		2,581,106
Industrials 13.9%
Aerospace & Defense 0.7%
Teledyne Technologies, Inc.*	15,200	714,400
Airlines 0.2%
Alaska Air Group, Inc.*	3,000	58,860
Allegiant Travel Co.*	2,300	60,766
Pinnacle Airlines Corp.* (a)	15,600	136,188
		255,814
Building Products 0.6%
Apogee Enterprises, Inc.	35,800	551,320
Gibraltar Industries, Inc.	4,100	48,093
		599,413
Commercial Services & Supplies 4.2%
American Ecology Corp.	700	17,731
Bowne & Co., Inc.	3,100	47,275
COMSYS IT Partners, Inc.*	40,700	344,322
Consolidated Graphics, Inc.*	10,600	594,130
Deluxe Corp.	26,900	516,749
Diamond Management & Technology Consultants, Inc.	4,000	25,800
G & K Services, Inc. "A"	300	10,683
Herman Miller, Inc.	24,100	592,137
Hudson Highland Group, Inc.*	38,200	323,554
IKON Office Solutions, Inc.	24,000	182,400
PeopleSupport, Inc.* (a)	16,100	146,832
The Advisory Board Co.*	600	32,964
United Stationers, Inc.*	13,400	639,180
Volt Information Sciences, Inc.*	26,700	452,832
Watson Wyatt Worldwide, Inc. "A"	7,600	431,300
		4,357,889
Construction & Engineering 1.8%
EMCOR Group, Inc.*	26,900	597,449
Granite Construction, Inc.	18,900	618,219
Michael Baker Corp.*	6,800	152,728
Perini Corp.*	14,800	536,204
		1,904,600
Electrical Equipment 3.5%
Acuity Brands, Inc.	16,500	708,675
AZZ, Inc.*	7,100	252,618
Encore Wire Corp.	5,500	100,155
GrafTech International Ltd.*	31,400	508,994
II-VI, Inc.*	17,700	672,246
LSI Industries, Inc.	18,500	244,385
Superior Essex, Inc.*	20,200	568,024
Woodward Governor Co.	23,100	617,232
		3,672,329
Machinery 1.9%
Actuant Corp. "A"	13,900	419,919
Columbus McKinnon Corp.*	15,700	486,386
Mueller Industries, Inc.	6,700	193,295
Robbins & Myers, Inc.	15,500	506,075
Sun Hydraulics Corp. (a)	5,800	169,766
TriMas Corp.*	14,300	75,361
Twin Disc, Inc.	8,700	137,634
Xerium Technologies, Inc. (a)	36,400	46,956
		2,035,392
Marine 0.3%
TBS International Ltd. "A"*	11,700	353,340
Road & Rail 0.1%
Dollar Thrifty Automotive Group, Inc.*	8,600	117,304
Trading Companies & Distributors 0.6%
Applied Industrial Technologies, Inc.	21,100	630,679
Information Technology 14.8%
Communications Equipment 1.4%
Anaren, Inc.*	7,500	94,950
Dycom Industries, Inc.*	25,600	307,456
MasTec, Inc.*	41,300	339,073
Plantronics, Inc.	9,100	175,721
Tekelec*	43,300	539,085
		1,456,285
Computers & Peripherals 1.4%
Data Domain, Inc.*	16,900	402,220
Emulex Corp.*	43,600	708,064
Novatel Wireless, Inc.*	30,900	299,112
Rimage Corp.*	1,500	32,850
		1,442,246
Electronic Equipment & Instruments 0.3%
LoJack Corp.*	3,100	39,184
Multi-Fineline Electronix, Inc.*	17,500	328,475
		367,659
Internet Software & Services 1.5%
Chordiant Software, Inc.*	13,200	79,596
CMGI, Inc.*	13,100	173,706
CNET Networks, Inc.* (a)	33,200	235,720
EarthLink, Inc.*	33,400	252,170
Greenfield Online, Inc.*	4,400	52,184
InfoSpace, Inc.	10,600	122,642
j2 Global Communications, Inc.*	7,800	174,096
United Online, Inc. (a)	17,800	187,968
ValueClick, Inc.*	9,200	158,700
Websense, Inc.*	5,700	106,875
		1,543,657
IT Services 1.5%
CSG Systems International, Inc.*	60,900	692,433
MAXIMUS, Inc.	19,100	701,161
SRA International, Inc. "A"*	9,200	223,652
		1,617,246
Semiconductors & Semiconductor Equipment 4.5%
Amkor Technology, Inc.*	35,200	376,640
Cabot Microelectronics Corp.*	13,500	434,025
Cymer, Inc.*	6,500	169,260
Mattson Technology, Inc.*	60,300	367,227
Pericom Semiconductor Corp.*	36,600	537,288
Semtech Corp.*	48,300	692,139
Sigma Designs, Inc.* (a)	15,800	358,186
Skyworks Solutions, Inc.*	35,200	256,256
Standard Microsystems Corp.*	15,300	446,454
Tessera Technologies, Inc.*	26,300	547,040
Zoran Corp.*	36,800	502,688
		4,687,203
Software 4.2%
Advent Software, Inc.*	13,500	575,370
Ansoft Corp.*	23,700	723,324
Commvault Systems, Inc.*	11,100	137,640
Jack Henry & Associates, Inc.	15,600	384,852
JDA Software Group, Inc.*	31,700	578,525
MICROS Systems, Inc.*	25,100	844,866
Net 1 UEPS Technologies, Inc.*	16,600	374,330
Progress Software Corp.*	4,900	146,608
Renaissance Learning, Inc.	1,600	22,384
Secure Computing Corp.*	14,100	90,945
Solera Holdings, Inc.*	3,100	75,516
SPSS, Inc.*	2,500	96,950
Sybase, Inc.*	2,900	76,270
Ultimate Software Group, Inc.*	10,400	312,624
		4,440,204
Materials 6.5%
Chemicals 2.7%
CF Industries Holdings, Inc.	9,500	984,390
Ferro Corp.	9,500	141,170
GenTek, Inc.* (a)	7,600	228,608
NewMarket Corp.	4,800	362,160
Rockwood Holdings, Inc.*	6,600	216,282
Stepan Co.	5,900	225,557
Terra Industries, Inc.*	18,300	650,199
		2,808,366
Containers & Packaging 2.0%
AEP Industries, Inc.*	4,800	145,392
AptarGroup, Inc.	11,000	428,230
Greif, Inc. "A"	10,900	740,437
Rock-Tenn Co. "A"	25,400	761,238
		2,075,297
Metals & Mining 1.3%
Compass Minerals International, Inc.	11,800	695,964
Universal Stainless & Alloy Products, Inc.*	5,800	172,318
Worthington Industries, Inc. (a)	33,800	570,206
		1,438,488
Paper & Forest Products 0.5%
Buckeye Technologies, Inc.*	21,800	243,288
Schweitzer-Mauduit International, Inc.	11,100	256,854
		500,142
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.2%
Alaska Communications Systems Group, Inc.	52,200	638,928
Atlantic Tele-Network, Inc.	9,300	314,619
Cincinnati Bell, Inc.*	59,600	253,896
		1,207,443
Wireless Telecommunication Services 0.4%
Syniverse Holdings, Inc.*	5,500	91,630
USA Mobility, Inc.*	50,600	361,284
		452,914
Utilities 2.2%
Electric Utilities 0.6%
Westar Energy, Inc. (a)	25,700	585,189
Gas Utilities 1.6%
New Jersey Resources Corp.	6,950	215,798
South Jersey Industries, Inc.	1,900	66,709
Southwest Gas Corp.	9,000	251,640
The Laclede Group, Inc.	7,800	277,914
WGL Holdings, Inc.	27,900	894,474
		1,706,535
Total Common Stocks (Cost $107,885,476)		101,519,800
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 3.03%**, 4/17/2008 (b) (Cost $311,580)	312,000	311,834
	Shares	Value ($)

Securities Lending Collateral 9.1%
Daily Assets Fund Institutional, 3.25% (c) (d) (Cost $9,519,337)	9,519,337	9,519,337

Cash Equivalents 3.1%
Cash Management QP Trust, 2.84% (c) (Cost $3,227,708)	3,227,708	3,227,708
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $120,944,101)+	109.1	114,578,679
Other Assets and Liabilities, Net	(9.1)	(9,533,802)
Net Assets	100.0	105,044,877
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $121,051,057. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $6,472,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,140,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,613,051.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $9,076,679 which is 8.6% of net assets.
(b) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At March 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	6/18/2008	10	3,390,295	3,450,000	59,705

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $108,197,056) — including $9,076,679 of securities loaned	$ 101,831,634
Investment in Daily Assets Fund Institutional (cost $9,519,337)*	9,519,337
Investment in Cash Management QP Trust (cost $3,227,708)	3,227,708
Total investments, at value (cost $120,944,101)	114,578,679
Receivable for investments sold	497,568
Interest receivable	32,377
Dividends receivable	142,857
Receivable for daily variation margin on open futures contracts	29,500
Receivable for Fund shares sold	20,184
Other assets	29,208
Total assets	115,330,373
Liabilities
Payable upon return of securities loaned	9,519,337
Cash overdraft	497,068
Payable for Fund shares redeemed	55,244
Accrued management fee	58,836
Other accrued expenses and payables	155,011
Total liabilities	10,285,496
Net assets, at value	$ 105,044,877
Net Assets Consist of
Undistributed net investment income	286,125
Net unrealized appreciation (depreciation) on: Investments	(6,365,422)
Futures	59,705
Accumulated net realized gain (loss)	(16,892,910)
Paid-in capital	127,957,379
Net assets, at value	$ 105,044,877
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,943,565 ÷ 438,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.84
Maximum offering price per share (100 ÷ 94.25 of $15.84)	$ 16.81

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,011,718 ÷ 138,144 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.56

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($819,496 ÷ 56,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.62
Class S Net Asset Value, offering and redemption price(a) per share ($95,270,098 ÷ 5,849,702 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.29
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $389)	$ 871,011
Interest — Cash Management QP Trust	65,853
Interest	4,767
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	101,285
Total Income	1,042,916
Expenses: Management fee	394,694
Services to shareholders	153,590
Administration fees	59,352
Reports to shareholders	35,645
Distribution and service fees	28,234
Professional fees	42,532
Registration fees	23,332
Custodian fee	8,965
Trustees' fees and expenses	2,479
Other	8,359
Total expenses before expense reductions	757,182
Expense reductions	(3,176)
Total expenses after expense reductions	754,006
Net investment income (loss)	288,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(16,028,544)
Futures	(570,650)
(16,599,194)
Change in net unrealized appreciation (depreciation) on: Investments	(3,380,323)
Futures	(12,043)
(3,392,366)
Net gain (loss)	(19,991,560)
Net increase (decrease) in net assets resulting from operations	$ (19,702,650)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income (loss)	$ 288,910	$ 314,958
Net realized gain (loss)	(16,599,194)	20,214,751
Change in net realized appreciation (depreciation)	(3,392,366)	(12,189,893)
Net increase (decrease) in net assets resulting from operations	(19,702,650)	8,339,816
Distributions to shareholders from: Net investment income: Class S	(317,743)	—
Net realized gains: Class A	(1,244,734)	(1,293,934)
Class B	(382,445)	(333,951)
Class C	(182,505)	(195,311)
Class S	(15,169,759)	(14,694,442)
Total distributions	(17,297,186)	(16,517,638)
Fund share transactions: Proceeds from shares sold	7,693,355	15,450,272
Reinvestment of distributions	16,651,892	16,020,267
Cost of shares redeemed	(22,888,078)	(37,710,195)
Redemption fees	71	1,264
Net increase (decrease) in net assets from Fund share transactions	1,457,240	(6,238,392)
Increase (decrease) in net assets	(35,542,596)	(14,416,214)
Net assets at beginning of period	140,587,473	155,003,687
Net assets at end of year (including undistributed net investment income of $286,125 and $314,958, respectively)	$ 105,044,877	$ 140,587,473

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 23.27	$ 25.70	$ 24.87	$ 21.43	$ 16.02
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.02)	(.08)[d]	(.16)	(.15)	(.05)
Net realized and unrealized gain (loss)	(3.04)	1.19	1.05	4.10	4.29	5.46
Total from investment operations	(3.02)	1.17	.97	3.94	4.14	5.41
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.84	$ 21.77	$ 23.27	$ 25.70	$ 24.87	$ 21.43
Total Return (%)[c]	(15.18)**	4.45	4.41[d]	16.45	19.45	33.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	12	12	13	5
Ratio of expenses (%)	1.61*	1.48	1.57	1.50	1.50	1.42
Ratio of net investment income (loss) (%)	.15*	(.12)	(.37)[d]	(.63)	(.62)	(.25)
Portfolio turnover rate (%)	98**	202	205	198	186	164
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.32	$ 22.04	$ 24.70	$ 24.20	$ 21.03	$ 15.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.17)	(.25)[e]	(.36)	(.33)	(.19)
Net realized and unrealized gain (loss)	(2.82)	1.12	.99	3.97	4.20	5.37
Total from investment operations	(2.85)	.95	.74	3.61	3.87	5.18
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.56	$ 20.32	$ 22.04	$ 24.70	$ 24.20	$ 21.03
Total Return (%)[c]	(15.45)d**	3.62[d]	3.58[d,e]	15.50[d]	18.47[d]	32.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	3	2
Ratio of expenses before expense reductions (%)	2.43*	2.38	2.39	2.38	2.32	2.25
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.38	2.35	2.31	2.25
Ratio of net investment income (loss) (%)	(.49)*	(.89)	(1.18)[e]	(1.48)	(1.43)	(1.08)
Portfolio turnover rate (%)	98**	202	205	198	186	164
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 22.10	$ 24.74	$ 24.21	$ 21.04	$ 15.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.17)	(.22)[e]	(.35)	(.33)	(.20)
Net realized and unrealized gain (loss)	(2.83)	1.13	.98	3.99	4.20	5.39
Total from investment operations	(2.86)	.96	.76	3.64	3.87	5.19
Less distributions from: Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.62	$ 20.39	$ 22.10	$ 24.74	$ 24.21	$ 21.04
Total Return (%)[c]	(15.45)d**	3.66	3.70[d]	15.54	18.51	32.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	2	1.9
Ratio of expenses before expense reductions (%)	2.28*	2.23	2.27	2.30	2.28	2.21
Ratio of expenses after expense reductions (%)	2.28*	2.23	2.27	2.30	2.28	2.21
Ratio of net investment income (loss) (%)	(.52)*	(.87)	(1.07)[e]	(1.43)	(1.40)	(1.04)
Portfolio turnover rate (%)	98**	202	205	198	186	164
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.31	$23.71	$ 26.04	$ 25.10	$ 21.56	$ 16.08
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.06	.01[d]	(.07)	(.08)	(.01)
Net realized and unrealized gain (loss)	(3.10)	1.21	1.06	4.12	4.32	5.49
Total from investment operations	(3.05)	1.27	1.07	4.05	4.24	5.48
Less distributions from: Net investment income	(.06)	—	—	—	—	—
Net realized gains	(2.91)	(2.67)	(3.40)	(3.11)	(.70)	—
Total distributions	(2.97)	—	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 16.29	$ 22.31	$ 23.71	$ 26.04	$ 25.10	$ 21.56
Total Return (%)	(14.95)**	4.82[c]	4.82[c,d]	16.72	19.80	34.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	126	138	101	77	52
Ratio of expenses before expense reductions (%)	1.21*	1.15	1.19	1.14	1.20	1.21
Ration of expenses after expense reductions (%)	1.21*	1.09	1.17	1.14	1.20	1.21
Ratio of net investment income (loss) (%)	.55*	.27	.03[d]	(.27)	(.32)	(.04)
Portfolio turnover rate (%)	98**	202	205	198	186	164
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. At the fiscal year end of the Fund, distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $116,246,444 and $130,404,712, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the six months ended March 31, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2007 through January 31, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class B at 2.25%.

For the period from October 1, 2007 through January 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses for Class C at 2.25%.

Administration Fee. Pursuant to an Administrative Service Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration Fee of $59,352, of which $8,848 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2008
Class A	$ 13,758	$ —	$ 5,660
Class B	5,233	2,203	789
Class C	1,418	4	197
Class S	107,334	—	34,119
	$ 127,743	$ 2,207	$ 40,765

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS-Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 9,136	$ 1,314
Class C	4,510	515
	$ 13,646	$ 1,829

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 10,088	$ 1,323.24%
Class B	3,000	480.25%
Class C	1,500	156.25%
	$ 14,588	$ 1,959

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008 aggregated $303.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2008, the CDSC for Class B and C shares aggregated $2,000 and $166, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,696, all of which is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund pays each Trustee compensation for his or her services. Each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $109 and $860, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	107,796	$ 1,871,078	210,318	$ 4,868,089
Class B	11,518	195,967	37,484	826,279
Class C	4,831	86,596	53,379	1,131,241
Class S	303,418	5,539,714	370,396	8,624,663
		$ 7,693,355		$ 15,450,272
Shares issued to shareholders in reinvestment of distributions
Class A	61,504	$ 1,080,008	55,164	$ 1,262,702
Class B	22,733	367,592	14,904	320,434
Class C	10,224	166,038	7,636	164,717
Class S	834,068	15,038,254	610,192	14,272,414
		$ 16,651,892		$ 16,020,267
Shares redeemed
Class A	(180,961)	$ (3,142,578)	(336,646)	$ (7,789,372)
Class B	(43,084)	(747,270)	(37,228)	(832,540)
Class C	(46,320)	(818,597)	(51,936)	(1,104,836)
Class S	(935,445)	(18,179,633)	(1,162,792)	(27,983,447)
		$ (22,888,078)		$ (37,710,195)
Redemption fees		$ 71		$ 1,264
Net increase (decrease)
Class A	(11,661)	$ (191,492)	(71,164)	$ (1,658,211)
Class B	(8,833)	(183,711)	15,160	314,176
Class C	(31,265)	(565,963)	9,079	191,122
Class S	202,041	2,398,406	(182,204)	(5,085,479)
		$ 1,457,240		$ (6,238,392)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZCAX	SZCBX	SZCCX	SSLCX
CUSIP Number	23338J 681	23338J 673	23338J 665	23338J 640
Fund Number	439	639	739	2339

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

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ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008